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                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 Form 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) December 11, 1998

                  Residential Asset Funding Corporation
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          (Exact name of registrant as specified in its charter)



          North Carolina                333-64775          56-2064715
 (State or Other Jurisdiction of    (Commission File    (I.R.S. Employer
          Incorporation)                 Number)       Identification No.)

    301 South College Street
    Charlotte, North Carolina                              28202-6001
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 (Address of Principal Executive                           (Zip Code)
             Offices)

    Registrant's telephone number, including area code (704) 374-4868
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                                No Change
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      (Former name or former address, if changed since last report)

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            Item 2. Acquisition or Disposition of Assets

            Description of the Notes and the Mortgage Loans

            Residential Asset Funding Corporation registered issuances of up to $500,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-64775) (the "Registration Statement"). Pursuant to the Registration Statement, RBMG Funding Co. Mortgage Loan Trust 1998-2 (the "Issuer") issued $170,000,000 in aggregate principal amount of its Asset Backed Notes, Class A-1 and Class A-2, Series 1998-2 (the "Notes"), on December 11, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

            The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of December 1, 1998, between RBMG Funding Co. Mortgage Loan Trust 1998-2, and The Bank of New York, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by a pledge of mortgage loans and certain related property. The Bank of New York will serve as indenture trustee with respect to the Notes.

            The assets of the Trust consist primarily of (i) two groups of fixed and adjustable rate, residential one- to four-family, first lien mortgage loans (the "Mortgage Loans") to be pledged to the Indenture Trustee for the benefit of the holders of the Notes, (ii) all payments in respect of principal and interest on the Mortgage Loans (other than any principal or interest payments on the Mortgage Loans due on or prior to the applicable Cut-Off Date), (iii) the Issuer's rights under the Depositor Sale Agreement and the Servicing Agreement,
(iv) the rights of the Indenture Trustee under the Insurance Policy, (v) the Pre-Funding Accounts, and funds on deposit therein and (vi) certain other property.

            Interest distributions on each Class of Notes are based on the aggregate principal balance thereof and the then applicable Note Interest Rate thereof. With respect to the Class A-1 Notes, the Note Interest Rate is LIBOR plus 0.64% for each Interest Period prior to the Redemption Date and LIBOR plus 1.28% for each Interest Period thereafter. With respect to the Class A-2 Notes, the Note Interest Rate is LIBOR plus 0.65% for each Interest Period prior to the Redemption Date and LIBOR plus 1.30% for each Interest Period thereafter.

            As of December 1, 1998, the Mortgage Loans possessed the characteristics described in the Prospectus dated November 10, 1998 and the Prospectus Supplement dated December 9, 1998 filed pursuant to Rule 424(b)(2) of the Act on December 10, 1998.

      Item  7. Financial Statements, Pro Forma Financial Information and
               Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c) Exhibit 1.1. Underwriting Agreement, dated December 9, 1998, between Residential Asset Funding Corporation and Wheat First Securities, Inc. acting through First Union Capital Markets, a division of Wheat First Securities, Inc.

            Exhibit 4.1. Indenture, dated as of December 1, 1998, between the Issuer and the Indenture Trustee.

            Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated December 11, 1998.

            Exhibit 10.1. Indemnification Agreement, dated as of December 1, 1998, among MBIA Insurance Corporation, Resource Bancshares Mortgage Group, Inc., Ocwen Federal Bank FSB, Residential Asset Funding Corporation and Wheat First Securities, Inc.

            Exhibit 10.2. Insurance Agreement, dated as of December 1, 1998, among MBIA Insurance Corporation, Ocwen Federal Bank FSB, Resource Bancshares Mortgage Group, Inc., RBMG Funding Co., RBMG Funding Co. Mortgage Loan Trust 1998-2, RBMG Asset Management Company, Inc., Residential Asset Funding Corporation, First Union Corporation and The Bank of New York.

            Exhibit 23.1. Consent of PricewaterhouseCoopers L.L.P. regarding financial statements of the MBIA Insurance Corporation and Subsidiaries.

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                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                               RESIDENTIAL ASSET FUNDING CORPORATION,
                               as Depositor and on behalf of RBMG Funding Co. Mortgage Loan Trust 1998-2

                               Registrant


                               By: /s/ Shanker Merchant
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                                   Name: Shanker Merchant
                                   Title: Senior Vice President


Dated:  December 11, 1998

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                                  EXHIBIT INDEX


Exhibit No.       Description

Exhibit 1.1 Underwriting Agreement, dated December 9, 1998, between Residential Asset Funding Corporation and Wheat First Securities, Inc. acting through First Union Capital Markets, a division of Wheat First Securities, Inc.

Exhibit 4.1 Indenture, dated as of December 1, 1998, between the Issuer and the Indenture Trustee.

Exhibit 8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated December 11, 1998.

Exhibit 10.1 Indemnification Agreement, dated as of December 1, 1998, among MBIA Insurance Corporation, Resource Bancshares Mortgage Group, Inc., Ocwen Federal Bank FSB, Residential Asset Funding Corporation and Wheat First Securities, Inc.

Exhibit 10.2 Insurance Agreement, dated as of December 1, 1998, among MBIA Insurance Corporation, Ocwen Federal Bank FSB, Resource Bancshares Mortgage Group, Inc., RBMG Funding Co., RBMG Funding Co. Mortgage Loan Trust 1998-2, RBMG Asset Management Company, Inc., Residential Asset Funding Corporation, First Union Corporation and The Bank of New York.

Exhibit 23.1 Consent of PricewaterhouseCoopers L.L.P. regarding financial statements of the MBIA Insurance Corporation and Subsidiaries.